EXHIBIT 10.62

SECOND AMENDMENT TO MASTER LEASE AGREEMENT

THIS SECOND AMENDMENT TO MASTER LEASE AGREEMENT (“Amendment”) is dated as of December 5, 2007 (“Amendment Effective Date”) among HCRI MASSACHUSETTS PROPERTIES TRUST, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts (“HCN-MA” and a “Landlord”), having its principal office located at One SeaGate, Suite 1500, P. 0. Box 1475, Toledo, Ohio 43603-1475, HCRI MASSACHUSETTS PROPERTIES TRUST II, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts (“HCN-MA II” and a “Landlord”), having its principal office located at One SeaGate, Suite 1500, P, O. Box 1475, Toledo, Ohio 43603-1475, and KINDRED HOSPITALS EAST, L.L.C., a Delaware limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 680 South Fourth Avenue, Louisville, Kentucky 40202.

R E C I T A L S

A. Landlord has leased to Tenant property located in Massachusetts (collectively called “Property”) pursuant to a Master Lease Agreement dated as of February 28, 2006, as amended from time to time (“Lease”).

B. Under the Lease, Tenant has an option to purchase the Property prior to the end of the Lease Term. Tenant has requested that Landlord extend the time during which this option can be exercised by three months. Landlord has agreed to this request subject to the terms and conditions of this Amendment.

C. Landlord and Tenant desire to amend the Lease to modify the terms and conditions of the early option.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. Definitions. Any capitalized terms not defined in this Amendment shall have the meaning set forth in the Lease.

2. Early Option to Purchase. Section 13.7 of the Lease is hereby amended to read in its entirety as follows (added language in italics):

13.7 Early Option to Purchase. Notwithstanding any provision to the contrary contained in this Article 13, Tenant may exercise the Option to Purchase all of the Leased Property by giving notice of such exercise within 27 months after the Effective Date (“Early Option Period”) subject to the same terms and conditions of this Article 13 except for §13.3 and except that [i] the required Purchase Notice may be given at any time during the Early Option Period; [ii] the Option Price for the Leased Property shall be $72,225,000.00; [iii] the purchase of the Leased Property shall close no later than 90 days after Landlord’s receipt of the Purchase Notice; and [iv] no Event of Default shall have occurred and be continuing. The Option to Purchase pursuant to this §13.7 shall be referred to as the “Early Option”.

3. Affirmation. Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

4. Binding Effect. This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

5. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

7. Consent of Guarantor. This Amendment shall have no force or effect unless and until each Guarantor has executed the Consent of Guarantor set forth below.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signed and acknowledged in the presence of:		HCRI MASSACHUSETTS PROPERTIES TRUST

Signature Print Name	/s/ Rita J. Rogge Rita J. Rogge	By:	HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of Trust of HCRI Massachusetts Properties Trust filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston

Signature	/s/ Donna J. Lunsford
Print Name	Donna J. Lunsford

			By:	/s/ Erin C. Ibele
Erin C. Ibele
Senior Vice President –
Administration and Corporate Secretary

			By:	/s/ Michael A. Crabtree
Michael A. Crabtree
Vice President and Treasurer

Signature	/s/ Rita J. Rogge	HCRI MASSACHUSETTS PROPERTIES TRUST II
Print Name	Rita J. Rogge

Signature Print Name	/s/ Donna J. Lunsford Donna J. Lunsford	By:	HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of Trust of HCRI Massachusetts Properties Trust II filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston

			By:	/s/ Erin C. Ibele
Erin C. Ibele
Senior Vice President –
Administration and Corporate Secretary

			By:	/s/ Michael A. Crabtree
Michael A. Crabtree
Vice President and Treasurer

KINDRED HOSPITALS EAST, L.L.C.

Signature	/s/ RICHARD MYERS	By:	/s/ Douglas L. Curnutte
Print Name	RICHARD MYERS		Douglas L. Curnutte
Vice President of Facilities and Real Estate Development

Signature	/s/ Lisa Adams
Print Name	Lisa Adams

STATE OF OHIO	)
	)	SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this 7 day of December, 2007 by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust a Massachusetts business trust.

/s/ Rita J. Rogge
Notary Public

My Commission Expires:	[SEAL]

STATE OF OHIO	)
	)	SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this 7 day of December, 2007 by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust II, a Massachusetts business trust.

/s/ Rita J. Rogge
Notary Public

My Commission Expires:	[SEAL]

COMMONWEALTH OF KENTUCKY

Jefferson Co.

On this 5th day of December, 2007, before me, the undersigned notary public, personally appeared Douglas L. Curnutte, the Vice President of Facilities and Real Estate Development of KINDRED HOSPITALS EAST, L.L.C. and proved to me through satisfactory evidence of identification, which was a Kentucky Driver’s License, to be the person whose name is signed on this document, and acknowledged to me that he signed it voluntarily in his capacity as Vice President of Facilities and Real Estate Development, for its stated purpose, as his free act and deed and the free act and deed of KINDRED HOSPITALS EAST, L.L.C.

/s/ Jenny McGarry
Notary Public
My commission expires: 2/16/2008

THIS INSTRUMENT PREPARED BY:

Cynthia L. Rerucha, Esq.

Shumaker, Loop & Kendrick, LLP

1000 Jackson Street

Toledo, Ohio 43624

CONSENT OF GUARANTOR

In connection with the Unconditional and Continuing Lease Guaranty (“Guaranty”) made by the undersigned Guarantors in favor of Landlord dated as of February 28, 2006, the undersigned Guarantors hereby [i] consent to the foregoing Second Amendment to Master Lease Agreement (“Amendment”), [ii] affirm the Guaranty which shall remain in full force and effect and secure the Guaranteed Obligations, as defined in the Guaranty, and [iii] waive any suretyship defenses arising in connection with the Amendment. All capitalized terms not defined herein shall have the meaning set forth in the foregoing Amendment.

KINDRED HEALTHCARE OPERATING, INC.

By:	/s/ Douglas L. Curnutte
Douglas L. Curnutte
Vice President of Facilities and Real Estate Development

GODDARD NURSING, L.L.C.

By:	/s/ Douglas L. Curnutte
Douglas L. Curnutte
Vice President of Facilities and Real Estate Development

SPRINGFIELD PARK VIEW HOSPITAL, L.L.C.

By:	/s/ Douglas L. Curnutte
Douglas L. Curnutte
Vice President of Facilities and Real Estate Development

MEADOWS NURSING, L.L.C.

By:	/s/ Douglas L. Curnutte
Douglas L. Curnutte
Vice President of Facilities and Real Estate Development

KINDRED BRAINTREE HOSPITAL, L.L.C.

By:	/s/ Douglas L. Curnutte
Douglas L. Curnutte
Vice President of Facilities and Real Estate Development

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